Exhibit 99.2

Second-Quarter

2012 Results

July 27, 2012

9:00 AM ET

Dial In Number

877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com

Replay Number

Through August 3, 2012 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 397796 Webcast Replay at www.altramotion.com

Safe Harbor Statement

Cautionary Statement Regarding Forward Looking Statements

All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “ expects,” “ potential,” “continues,” “ may,” should, “ ” “ seeks,” predicts, “ ” anticipates, “ ” “ intends,” “ projects,” estimates, “ ” “ plans,” “ could,” “ designed”, “should be,”and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the Company’s position regarding strength in its end markets and its taking of share from new products, the acceleration of cost reductions and profit improvement plans across its European operations, the Company’s expectations regarding year-over-year sales and profitability growth, the Company’s plan to acquire assets in key strategic regions that offer significant long-term growth profiles, the Company’s intention to partially redeem Altra’s 8.125% Notes, the negative effect of foreign currency translation on its revenue and the Company’s guidance for 2012 for sales, EPS, capital expenditures, depreciation and amortization, and tax rate.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes and Convertible Notes, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition and integration, (25) risks associated with the Company’s planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise

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Second Quarter 2012 Highlights

Revenues grew by 14% year over year, 3% excluding acquisitions

Non-GAAP adjusted net income was $11.2 million or $0.42 per diluted share for the quarter

Accelerating cost reduction and productivity improvement plans at certain businesses in Europe

Initiated our first quarterly dividend

Announced the redemption of $21 million of our 8 1/8% Senior Secured Notes

Acquired 85% of Lamiflex in Brazil

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Top-line Growth Drivers in Q2

Top-line Growth Drivers in Q2

Distribution remains relatively strong and channel inventories appear to be stable

Demand from most end markets in North America and Asia remains strong

Growth is moderating as comparisons become tougher

Demand in Europe is not as strong and outlook is uncertain

New product and new business development remains key driver

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Second-Quarter 2012 Financial Highlights

QTD QTD

Q2 2012 Q2 2011 $ Change % Change

($ millions)

Net Sales $187.9 $165.4 $22.5 13.6%

Gross Profit $56.0 $48.4 $7.6 15.7%

% of Revenues 29.8% 29.3%

SG&A $31.9 $26.9 $5.0 18.6%

% of Revenues 17.0% 16.3%

Income from operations $21.2 $19.1 $2.1 11.0%

% of Revenues 11.3% 11.5%

Net Income $10.6 $8.9 $1.7 19.1%

% of Revenues 5.6% 5.4%

Earnings Per Share:

Diluted $0.40 $0.34 $0.06 17.6%

Weighted Average Common

Shares Outstanding:

Diluted 26,664 26,613 51 0.2%

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Second-Quarter 2012 Non-GAAP Adjusted Net Income and Operating Income

Non-GAAP Adjusted Net Income

(amounts in millions)

Q2 2012 Q2 2011

Reported Net Income $10.6 $8.9

Amortization of inventory fair value adjustment—0.6

Acquisition related expenses 0.2 0.9

Premium accrued on the debt to be redeemed 0.6 -

Tax impact of above adjustments (0.3) (1) (0.5) (2)

Non-GAAP Adjusted Net Income $11.2 $10.0

(1) tax impact is calculated by multiplying the estimated effective tax rate, 32% by the above items

(2) tax impact is calculated by multiplying the estimated effective tax rate, 30% by the above items

Non-GAAP Adjusted Operating Income

(amount in millions)

Q2 2012 Q2 2011

Reported Income from Operations $21.2 $19.1

Amortization of inventory fair value adjustment—0.6

Acquisition related expenses 0.2 0.9

Non-GAAP Adjusted Operating Income $21.4 $20.6

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Balance Sheet Highlights

Balance Sheet Highlights

(amounts in millions)

Q2 2012 Q2 2011

Cash $95.2 $90.5

Debt:

Convertible Senior Notes 85.0 85.0

8.125% Senior Notes 198.0 210.0

Capitalized Leases 0.2 0.8

IRB’s— 3.0

Mortgages 1.0 2.4

Total Debt $284.3 $301.2

Total Debt less Cash $189.1 45.5% $210.7 50.6%

Shareholders’ Equity $226.2 54.5% $205.9 49.4%

Shareholders’ Equity plus Debt less Cash $415.3 100.0% $416.6 100.0%

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Second-Quarter 2012

Working Capital

Balance Sheet

(amounts in millions)

Operating Working Capital:

Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011

Accounts Receivable $ 101.8 $ 110.5 $ 91.9 $ 103.7 $ 108.4

Inventories 121.0 127.1 126.0 123.5 119.6

Accounts Payable (43.2) (47.3) (52.8) (50.6) (49.8)

Operating Working Capital $ 179.6 $ 190.3 $ 165.1 $ 176.6 $ 178.2

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2012 Revised Outlook

$720—$735 Million in sales

$1.35—$1.45 Non-GAAP adjusted diluted earnings per share

EPS includes $4.5—$5.0 Million of SAP costs and $1 Million in start-up costs for China facility, approximately $0.13—$0.15 per share

$30—$35 Million in capital expenditures, including $10 Million for investments in the new China facility

$25—$28 Million in depreciation and amortization

Tax rate approximately 32% before discrete items

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Summary

Solid quarter with 14% sales growth and 11% operating income growth

Acquired a new growth platform in South America with the acquisition of 85% of Lamiflex

Accelerating profit improvement plans in Europe due to the weaker and uncertain economy

Exchange rates significantly affecting reported results

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Discussion of Non-GAAP Measures

As used in this release and the accompanying slides posted on the Company’s website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes acquisition related costs, discrete tax items, amortization of inventory fair value adjustment, premium paid on the redemption of debt and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from new cash provided by operating activities.

Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP adjusted diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations.

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